Temple-Inland Update
Key steps to closing
Post closing planning
Regulatory  Timeline
Merger Timeline
Oct 21, 2011 Oct 21, 2011
IP and TIN certify IP and TIN certify
substantial compliance with substantial compliance with
DOJ second request DOJ second request
Dec 31, 2011 Dec 31, 2011
Expiration of DOJ timing Expiration of DOJ timing
agreements agreements
September 2011
October 2011
November 2011 December 2011
Sept. 6, 2011 Sept. 6, 2011 Sept. 23, 2011 Sept. 23, 2011
October 25, 2011 October 25, 2011
November / December 2011 November / December 2011
Merger agreement Merger agreement
executed executed
TIN preliminary proxy TIN preliminary proxy
statement filed with SEC statement filed with SEC
Expect  TIN will finalize proxy and Expect  TIN will finalize proxy and hold special shareholder meeting hold special shareholder meeting
Revised TIN preliminary proxy Revised TIN preliminary proxy
statement filed with SEC statement filed with SEC
1
Exhibit 99.1